UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

Form 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2019 (July 12, 2019)

Oil States International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16337	76-0476605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002

Registrant’s telephone number, including area code: (713) 652-0582

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OIS	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 12, 2019, the board of directors (the “Board”) of Oil States International, Inc. (the “Company”) elected Hallie A. Vanderhider as a member of the Board to fill a vacancy. Ms. Vanderhider has been appointed as a Class III Director with an initial term expiring at the Company’s annual meeting of stockholders in May 2022. The Company released a press release announcing the election of Ms. Vanderhider and appointment to the Company's Audit Committee, which is attached hereto as Exhibit 99.1.
Ms. Vanderhider is currently Managing Director with SFC Energy Partners, a private equity firm headquartered in Denver. Prior to joining SFC Energy Partners, Hallie served as Managing Partner of Catalyst Partners LLC, a merchant banking firm providing financial advisory and capital services to the energy and technology sectors. She served for ten years as President, Chief Operating Officer and member of the board of Black Stone Minerals Company, L.P., where prior to becoming President in 2007, she served as Executive Vice President and Chief Financial Officer. Prior to Black Stone, Hallie served as Chief Financial Officer for EnCap Investments. Before joining EnCap, Ms. Vanderhider served as Chief Accounting Officer of Damson Oil Corp. Ms. Vanderhider is presently a member of the Board of Directors of Noble Midstream Partners LP and EQT Corporation.
The Board has determined that Ms. Vanderhider qualifies as an independent director and meets the independence requirements under Section 303A.02 of the New York Stock Exchange Listed Company Manual. Additionally, the Board has determined that Ms. Vanderhider qualifies as a financial expert under the applicable Securities and Exchange Commission regulations, and satisfies NYSE requirements for accounting or related financial management expertise.
There are no understandings or arrangements between Ms. Vanderhider and any other person pursuant to which Ms. Vanderhider was selected to serve as a director of the Board. There are no relationships between Ms. Vanderhider and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S‑K or Rule 10A‑3 under the Securities Exchange Act of 1934, as amended.
Ms. Vanderhider will receive compensation for her services as director consistent with that provided to other non-management directors, as described the Company’s Definitive Proxy Statement for the 2019 Annual Meeting of Stockholders.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1    Press Release dated as of July 16, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL STATES INTERNATIONAL, INC.
(Registrant)

Date:	July 16, 2019	By:	/s/ LLOYD A. HAJDIK
Lloyd A. Hajdik
Executive Vice President, Chief Financial Officer & Treasurer